THE SECURITIES REPRESENTED BY THIS PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

LONE STAR GOLD, INC.

2% Secured Note

$50,000.00	Issuance Date: June 25, 2012

FOR VALUE RECEIVED, Lone Star Gold, Inc., a corporation incorporated under the laws of the State of Nevada and located at 6565 Americas Parkway NE, Suite 200, Albuquerque, NM 87110(the “Company”), hereby promises to pay to the order of Fairhills Capital Offshore Ltd., a Cayman Islands exempted company and located at 245 Main Street, Suite 302, White Plains, NY 10601, and its successors or assigns (the “Holder”) the principal amount of Fifty Thousand Dollars ($50,000.00) (the “Principal”) on December 24, 2012 (the “Maturity Date”), and to pay interest (the “Interest”) on the unpaid Principal balance hereof at the rate of two percent (2%) per annum (“Interest Rate”) commencing as of the date hereof (the “Issuance Date”), in accordance with the terms hereof.

1.          Principal. The principal amount of this Note shall be paid to the Holder on the Maturity Date. The Company may prepay any portion of the outstanding Principal, accrued and unpaid Interest, if any, without penalty.

2.          Interest; Interest Rate. Interest on the unpaid principal balance of this Note shall accrue at the Interest Rate commencing on the Issuance Date. Interest shall be computed on the basis of a 360-day year and paid for the actual number of days elapsed. Accrued and unpaid Interest under this Note shall be paid in full on or prior to the Maturity Date.

3.          Manner of Payment. The payment of Principal and Interest on this Note shall be paid by the Company to the Holder on the Maturity Date by wire transfer of immediately available funds to an account or accounts designated by Holder in writing. If any payment of principal on this Note is due on a day which is not a Business Day (as defined below), such payment shall be due on the next succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday or legal holiday in the City of New York.

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4.          Security. Payment of the Principal of, and Interest on, this Note, is secured by 3,750,000 shares of common stock (the “Security”) of the Company owned by Daniel M. Ferris (the “Security Holder”). Concurrently with the delivery of this Note to the Holder, the Security Holder has delivered to Anslow & Jaclin, LLP, as escrow agent under the Escrow Agreement, the certificates representing the shares pledged hereby, together with a stock power therefore duly executed by the Security Holder in blank. The Security Holder agrees to deliver to the Holder such other documents of transfer as the Holder may from time to time request to enable the Holder to transfer the pledged shares into its name or the name of its nominee and to perfect the Holder’s security interest under applicable laws. The Company and the Holder shall execute the Escrow Agreement, as set forth in Exhibit A hereto, which, along with Section 6B of this Note, shall govern the release of the Security upon an Event of Default (as defined below). The Security Holder further agrees that it will not transfer, assign, or pledge the Security or provide a negative pledge to any third party with respect to the Security while the Note is outstanding.

5.          Holder’s Representations and Warranties. The Holder represents and warrants to the Company as follows:

A.          Accredited Investor Status. The Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended.

B.          Reliance on Exemptions. The Holder understands that the Note is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the securities.

C.          Legend. This Note shall be stamped or imprinted with a legend in substantially the following form:

the securities represented by this NOTE have NOT been registered under the securities Act of 1933, as amended, or Applicable state securities laws. The securities may not be offered for sale, sold, transferred or assigned (i) in the absence of (A) an effective registration statement for the securities under the securities Act of 1933, as amended, or (B) an opinion of counsel, in a generally acceptable form, that registration is not required under said Act or (C) unless sold pursuant to Rule 144 or Rule 144 A under said Act.

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6.	Events of Default

A.          The occurrence of any one or more of the following shall constitute an “Event of Default” (the term “Company” for this purpose shall include all subsidiaries of the Company):

i.          Non-Payment of Obligations. The Company shall default in the payment of the Principal and Interest under this Note as and when the same shall become due and payable, whether by acceleration or otherwise.

ii.          Bankruptcy, Insolvency, etc. The Company shall:

a)          admit in writing its inability to pay its debts as they become due;

b)          apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

c)          in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property and that is not dismissed within sixty (60) days;

d)          permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding is consented to or acquiesced in by the Company or results in the entry of an order for relief; or

e)          take any corporate or other action authorizing any of the foregoing.

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B. Action Upon Default; Consent to Judgment. Subject to the provisions of Section 7 below, if any Event of Default described in Section 6A above shall occur, the entire Principal and any Interest accrued under this Note shall become due and payable immediately at the election of the Holder. Upon default of any of the obligations set forth in this Note, the Company, the Holder and the Security Holder, authorize and empower any attorney, Justice of the Peace, or Clerk of Court of Record in any of the jurisdictions in which the makers or endorsers reside, work or own property in the State of Delaware, or in any other jurisdiction, to enter judgment by confession against such makers and endorsers, jointly and severally, in favor of the Holder or its assigns, for (i) the release of the Security; or (ii) the full amount due plus all costs of collection, including without limitation court costs and reasonable attorney's fees. The Company and the Security Holder expressly waive any summons or other process, consents to immediate execution of said judgment, and expressly waives benefit of all exemption laws and presentment, demand, protest, and notice of maturity, and/or protest, and also waives benefit of any other requirements necessary to hold each of them liable as makers and endorsers.

7.          Acceleration. Upon the occurrence of any Event of Default set forth in Section 6A (ii), the Holder may (but only if the Company has not cured such Event of Default to the Holder’s reasonable satisfaction within three (3) days after written notice of such Event of Default is sent by Holder to the Company), in the Holder’s sole and absolute discretion and upon the Company’s receipt of written notice to such effect, declare the Principal of and Interest accrued but unpaid under this Note to be forthwith due and payable, whereupon the same shall become due and payable without any presentment, acceleration, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or notice of any kind, all of which are hereby waived. Upon the occurrence of an Event of Default set forth in Section 6A(i), the unpaid Principal and Interest under this Note shall become due and payable immediately at the election of the Holder, without any presentment, acceleration, demand, protest, notice of protest, notice of intent to accelerate, notice of acceleration or notice of any kind, all of which are hereby waived.

8.	Miscellaneous.

A.          Parties in Interest. All covenants, agreements and undertakings in this Note binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

B.          Construction; Headings. This Note shall be deemed to be jointly drafted by the Company, the Holder and the Security Holder, and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

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C.          Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the Business Day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) Business Days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the Business Day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission or other electronic means, including email, on the Business Day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding Business Day. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given, or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

If to the Company, to:	Lone Star Gold, Inc. 6565 Americas Parkway N.E. Suite 200 Albuquerque, NM 87110 Attention: Daniel M. Ferris, President Telephone No.: (505) 563-5828 Facsimile No: (505) 563-5501

With copies to:	Hallett & Perrin, P.C. 1445 Ross Avenue Suite 2400 Dallas, Texas 75202 Attention: Lance M. Hardenburg Telephone No: (214) 922-4100 Facsimile No: (214) 922-4142

If to the Security Holder:	Daniel M. Ferris Castlett House Castlett Street Guiting Power, Glos. GL54 5US England Telephone No.: +44 (0) 7775-505-138

If to the Holder, to:	Fairhills Capital Offshore Ltd. 245 Main Street, Suite 302 White Plains, NY 10601 Facsimile No.: (646)390-8433

With copies to:	Anslow & Jaclin, LLP 195 Route 9 South, Second Floor Manalapan, New Jersey 07726 Attention: Gregg E. Jaclin, Esq. Telephone No.: (732) 409-1212 Facsimile No.: (732) 577-1188

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D.          Lost or Stolen Note. Upon notice to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to the Company in a form reasonably acceptable to the Company and customary for similar circumstances in commercial lender/borrower circumstances, and, in the case of mutilation, upon surrender and cancellation of the Note, the Company shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

E.          Cancellation. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

F.          Governing Law; Jurisdiction; Severability; Jury Trial. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the state of Delaware, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

G.          No Waiver. No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

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H.          Binding Effect. This Note shall be binding upon the Company and the successors and assigns of the Company and shall inure to the benefit of Holder and the successors and assigns of Holder.

I.          Severability. In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part, in any respect, or in the event that any one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then and in any of those events, only such provision or provisions shall be deemed null and void and shall not affect any other provisions of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected, prejudiced, or disturbed thereby.

J.          Amendments. The provisions of this Note may be changed only by a written agreement executed by the Company and Holder.

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IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representative of the Company and the Security Holder.

COMPANY:

Lone Star Gold, Inc.

By:	/s/ Daniel M. Ferris
Daniel M. Ferris
President

SECURITY HOLDER:

Daniel M. Ferris, Individually

By:	/s/ Daniel M. Ferris
Daniel M. Ferris, Individually

Agreed and Accepted by the Holder, with respect to Sections 5, 6 and 7 only:

HOLDER:

Fairhills Capital Offshore, Ltd.

By:	/s/ Edward Bronson
Name: Edward Bronson
Title: Senior Managing Member

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